         SECOND SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of September 22, 2004, among Ainsworth Engineered (USA), LLC (the "Guaranteeing Subsidiary"), a subsidiary of Ainsworth Lumber Co. Ltd., a corporation incorporated under the laws of the Province of British Columbia (the "Company"), the Company, Ainsworth Engineered Corp., a subsidiary of the Company (the "Prior Guarantor"), and The Bank of New York, as Trustee under the Indenture referred to below (the "Trustee").

                               W I T N E S S E T H

         WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture, dated as of March 3, 2004 providing for the issuance of an unlimited aggregate principal amount of Senior Notes due March 15, 2014 (the "Notes"), as supplemented by the First Supplemental Indenture, dated as of May 19, 2004 among the Prior Guarantor, the Company and the Trustee (as supplemented, the "Indenture");

         WHEREAS, the Indenture provides that under certain circumstances a Subsidiary providing a Subsidiary Guarantee shall execute and deliver to the Trustee a supplemental indenture pursuant to which such Subsidiary shall unconditionally guarantee all of the Company's Obligations under the Notes and the Indenture on the terms and conditions set forth herein (the "Subsidiary Guarantee"); and

         WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

         1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

         2. AGREEMENT TO GUARANTEE. The Guaranteeing Subsidiary hereby agrees as follows:

                (a) Along with all Guarantors named in the Indenture, to jointly and severally unconditionally guarantee to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of the Indenture, the Notes or the obligations of the Company hereunder or thereunder, that:

                    (i) the principal of and interest, premium and Special
                Interest, if any, on the Notes will be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the Notes, if any, if lawful, and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and

                    (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Guarantors shall be jointly and severally obligated to pay the same immediately.

                (b) The obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes or the Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Notes with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

                (c) The obligations of the Guaranteeing Subsidiary under this Subsidiary Guarantee are independent of the obligations guaranteed by the Guaranteeing Subsidiary hereunder, and a separate action or actions may be brought and prosecuted by the Trustee on behalf of, or by, the Holders, subject to the terms and conditions set forth in the Indenture, against the Guaranteeing Subsidiary to enforce this Subsidiary Guarantee, irrespective of whether any action is brought against the Company or whether the Company is joined in any such action or actions.

                (d) In the event of a default in payment of principal (or premium and Special Interest, if any) or interest on a Note, whether at its stated maturity, by acceleration, purchase or otherwise, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Note, subject to the terms and conditions set forth in the Indenture, directly against the Guaranteeing Subsidiary to enforce the Subsidiary Guarantee without first proceeding against the Company or any other Guarantor. If, after the occurrence and during the continuance of an Event of Default, the Trustee or any of the Holders are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Notes, to collect interest on the Notes, or to enforce or exercise any other right or remedy with respect to the Notes, the Guaranteeing Subsidiary shall pay to the Trustee for the account of the Holder, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Trustee or any of the Holders.

                (e) The following is hereby waived: diligence presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of


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

         the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever.

                (f) This Subsidiary Guarantee shall not be discharged except by complete performance of the obligations contained in the Notes, the Indenture and this Supplemental Indenture, and the Guaranteeing Subsidiary accepts all obligations of a Guarantor under the Indenture.

                (g) If any Holder or the Trustee is required by any court or otherwise to return to the Company, the Guarantors (including the Guaranteeing Subsidiary), or any custodian, trustee, liquidator or other similar official acting in relation to either the Company or the Guarantors, any amount paid either to the Trustee or such Holder, this Subsidiary Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect.

                (h) The Guaranteeing Subsidiary shall not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby.

                (i) As between the Guaranteeing Subsidiary, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 6 of the Indenture for the purposes of this Subsidiary Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and
         (y) in the event of any declaration of acceleration of such obligations as provided in Article 6 of the Indenture, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guaranteeing Subsidiary for the purpose of this Subsidiary Guarantee.

                (j) The Guaranteeing Subsidiary shall have the right to seek contribution from any non-paying Guarantor so long as the exercise of such right does not impair the rights of the Holders under this Subsidiary Guarantee.

                (k) Pursuant to Section 10.02 of the Indenture, after giving effect to all other contingent and fixed liabilities that are relevant under any applicable Bankruptcy or fraudulent conveyance laws, and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under
         Article 10 of the Indenture, this new Subsidiary Guarantee shall be limited to the maximum amount permissible such that the obligations of such Guaranteeing Subsidiary under this Subsidiary Guarantee will not constitute a fraudulent transfer or conveyance.

                (l) This Subsidiary Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation, reorganization, should the Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Company's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Notes are, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Notes and Subsidiary Guarantee, whether as a "voidable preference", "fraudulent transfer" or otherwise, all as though such payment or performance had not been made. In the event that any payment or any part thereof, is rescinded, reduced, restored or returned, the Note shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

                (m) In case any provision of this Subsidiary Guarantee shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                (n) This Subsidiary Guarantee shall be a general unsecured obligation of such Guaranteeing Subsidiary, ranking pari passu with any other future senior Indebtedness of the Guaranteeing Subsidiary, if any.

                (o) Each payment to be made by the Guaranteeing Subsidiary in respect of this Subsidiary Guarantee shall be made without set-off, counterclaim, reduction or diminution of any kind or nature.

         3. EXECUTION AND DELIVERY. The Guaranteeing Subsidiary agrees that the Subsidiary Guarantee shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of this Subsidiary Guarantee.

         4. GUARANTEEING SUBSIDIARY MAY CONSOLIDATE, ETC. ON CERTAIN TERMS.

                (a) Except as otherwise provided in Section 10.05 of the Indenture, the Guaranteeing Subsidiary may not sell or otherwise dispose of all or substantially all of its assets to, or consolidate, amalgamate with or merge with or into (whether or not such Guaranteeing Subsidiary is the surviving Person) another Person other than the Company or another Guarantor unless:

                (b) immediately after giving effect to that transaction, no Default or Event of Default exists; and

                (c) either:

                    (1) the Guaranteeing Subsidiary is the surviving Person, or the Person acquiring the property in any such sale or disposition or the Person formed by or surviving any such consolidation, amalgamation or merger assumes all the obligations of the Guaranteeing Subsidiary under the Indenture, this Subsidiary Guarantee and the Registration Rights Agreement pursuant to a supplemental indenture satisfactory to the Trustee and completes all other required documentation; or

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

                    (2) the Net Proceeds of such sale or other disposition are applied in accordance with the provisions of Section 4.10 of the Indenture;

                (d) In case of any such consolidation, amalgamation, merger, sale or conveyance and upon the assumption by the successor Person (where applicable), by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of this Subsidiary Guarantee endorsed upon the Notes and the due and punctual performance of all of the covenants and conditions of the Indenture to be performed by the Guaranteeing Subsidiary, such successor Person shall succeed to and be substituted for the Guaranteeing Subsidiary with the same effect as if it had been named herein as a Guaranteeing Subsidiary. Such successor Person thereupon may cause to be signed the Subsidiary Guarantee to be endorsed upon all of the Notes issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee. The Subsidiary Guarantee so issued shall in all respects have the same legal rank and benefit under the Indenture as the Subsidiary Guarantees theretofore and thereafter issued in accordance with the terms of the Indenture as though all of such Subsidiary Guarantees had been issued at the date of the execution hereof.

                (e) Except as set forth in Articles 4 and 5 of the Indenture, and notwithstanding clauses (a) and (b) above, nothing contained in the Indenture or in any of the Notes shall prevent any consolidation, amalgamation or merger of a Guaranteeing Subsidiary with or into the Company or another Guarantor, or shall prevent any sale or conveyance of the property of the Guaranteeing Subsidiary as an entirety or substantially as an entirety to the Company or another Guarantor.

         5. RELEASES.

                (a) In the event of a sale (including by way of merger, amalgamation or consolidation in compliance with Section 5.01 of the Indenture) of all the capital stock of the Guaranteeing Subsidiary to a Person that is not (either before or after giving effect to such transaction) the Company or a Restricted Subsidiary then the Guaranteeing Subsidiary (in the event of a sale or other disposition, by way of merger, consolidation or otherwise, of all of the capital stock of such Guaranteeing Subsidiary) will be released and relieved of any obligations under this Subsidiary Guarantee; provided, that the sale complies with Section 4.10 of the Indenture. Further, if the Company redesignates any Restricted Subsidiary that is a Guarantor as an Unrestricted Subsidiary in accordance with Section 4.17 of the Indenture then the Guaranteeing Subsidiary will be released and relieved of any obligations under this Subsidiary Guarantee. Upon delivery by the Company to the Trustee of an Officers' Certificate and an Opinion of Counsel to the effect that such sale or other disposition was made by the Company in accordance with the provisions of the Indenture, including without limitation Section 4.10 of the Indenture, the Trustee shall execute any documents reasonably required in order to evidence the release of the Guaranteeing Subsidiary from its obligations under this Subsidiary Guarantee.

                (b) The Guaranteeing Subsidiary not released from its obligations under this Subsidiary Guarantee shall remain liable for the full amount of principal of and interest on the Notes and for the other obligations of the Guaranteeing Subsidiary under the Indenture as provided in Article 10 thereof.

         6. NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator, shareholder or agent of the Guaranteeing Subsidiary, as such, shall have any liability for any obligations of the Company or any Subsidiary under the Notes, any Subsidiary Guarantees, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes. Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the Commission that such a waiver is against public policy.

         7. THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE, THE INDENTURE, THE NOTES AND THE SUBSIDIARY GUARANTEES.

         8. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         9. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

         10. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiary and the Company.

         11. SUBROGATION. The Guaranteeing Subsidiary shall be subrogated to all rights of Holders of Notes against the Company in respect of any amounts paid by the Guaranteeing Subsidiary pursuant to the provisions of Section 2 hereof; provided, however, that, if an Event of Default has occurred and is continuing, the Guaranteeing Subsidiary shall not be entitled to enforce or receive any payments arising out of, or based upon, such right of subrogation until all amounts then due and payable by the Company under the Indenture or the Notes shall have been paid in full.

         12. BENEFITS ACKNOWLEDGED. The Guaranteeing Subsidiary acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Indenture and this Supplemental Indenture and that the guarantee and waivers made by it pursuant to this Subsidiary Guarantee are knowingly made in contemplation of such benefits.

         13. SUCCESSORS. All agreements of the Guaranteeing Subsidiary in this Supplemental Indenture shall bind its Successors, except as otherwise provided in Section

2(k) hereof or elsewhere in this Supplemental Indenture. All agreements of the Trustee in this Supplemental Indenture shall bind its successors.

         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first above written.



                                     Ainsworth Lumber Co. Ltd.



                                     By:    /s/ Catherine Ainsworth
                                            ----------------------------------
                                     Name:  Catherine Ainsworth
                                            Title:  Chief Operating Officer


                                     By:     /s/ Michael Ainsworth
                                             ---------------------------------
                                            Name:  Michael Ainsworth
                                            Title:  Executive Vice-President


                                     Ainsworth Engineered Corp.



                                     By:    /s/ Catherine Ainsworth
                                            ----------------------------------
                                            Name:  Catherine Ainsworth
                                            Title:  Secretary


                                     Ainsworth Engineered (USA), LLC



                                     By:    /s/ Catherine Ainsworth
                                            ----------------------------------
                                            Name:  Catherine Ainsworth
                                            Title:  Secretary


                                     The Bank of New York, as Trustee



                                     By:    /s/ Patricia Phillips-Coward
                                            ----------------------------------
                                            Authorized Signatory





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